UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2015

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the transcript of an investor video presentation by J. William Blackham, President and Chief Executive Officer of Condor Hospitality Trust, Inc., which will be first released on or about August 21, 2015 on the company’s website www.condorhospitality.com.

The information under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Transcript of an investor video presentation by J. William Blackham, President and Chief Executive Officer of Condor Hospitality Trust, Inc.

Additional Information

The securities to be offered in the exchange offer referenced in the presentation filed as an exhibit to this Current Report of Form 8-K have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. The company is relying on Section 3(a)(9) of the Securities Act of 1933 to exempt the exchange offer from the registration requirements of the Securities Act of 1933, and because the preferred stock was registered, the company believes that the common stock issued in the exchange offer will be freely tradeable by the recipients of such shares. The information in the exhibit to this Current Report of Form 8-K regarding the exchange offer is not an offer to purchase or an offer to exchange or a solicitation of acceptance of the offer to exchange, which may be made only pursuant to the terms of the Offer to Exchange and related Letter of Transmittal. The full details of the exchange offer, including information on how to tender shares, are included in the Offer to Purchase, the Letter of Transmittal and other related materials, which were distributed to holders of the Series A preferred stock and Series B preferred stock and filed with the SEC. Holders of Series A preferred stock and Series B preferred stock are urged to carefully read the Offer to Purchase, the Letter of Transmittal, and other related materials, as they contain important information, including the terms and conditions of the exchange offer. Holders of Series A preferred stock and Series B preferred stock may obtain free copies of the Offer to Purchase, the Letter of Transmittal, and other related materials that we filed with the SEC on the SEC’s website at www.sec.gov or by calling the Information Agent, D.F. King, Inc., toll-free at (800) 821-8780.

In connection with a special meeting of shareholders to be held on September 3, 2015, as maybe postponed and/or adjourned, the company has filed a proxy statement with the SEC. Investors should read the proxy statement, as amended or supplemented, carefully before making any voting or investment decisions. The company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the company in connection with the special meeting. Information regarding the officers and directors of the company is available in the company’s definitive proxy statement for the annual meeting held on June 10, 2015 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement the special meeting to be held on September 3, 2015, as may be postponed and/or adjourned. Additional copies are available for free at the company’s website at www.condorhospitality.com or by contacting Investor Relations, Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701. Investors and security holders may obtain free copies of the proxy statement filed with the SEC at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: August 20, 2015	By:	/s/ Corrine L. Scarpello
		Name:	Corrine L. Scarpello
		Title:	Chief Financial Officer

Exhibit Index

Exhibit 99.1	Transcript of an investor video presentation by J. William Blackham, President and Chief Executive Officer of Condor Hospitality Trust, Inc.